UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 27, 2012

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Louisisana	001-35019	02-0815311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

624 Market Street, Shreveport, Louisiana	71101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(318) 222-1145

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           Not applicable.

(b)           Mr. Daniel R. Herndon, the Chairman of the Board, President and Chief Executive Officer of Home Federal Bancorp, Inc. of Louisiana (the “Company”) and Chairman of the Board and Chief Executive Officer of the Company’s wholly-owned subsidiary, Home Federal Bank (the “Bank”), has determined to relinquish the titles of President of the Company and Chief Executive Officer of the Bank, effective as of January 1, 2013.  Mr. Herndon will continue to serve as Chairman of the Board and Chief Executive Officer of the Company and Executive Chairman of the Board of the Bank.

(c)        (1)            On December 27, 2012, the Boards of Directors of the Company and the Bank appointed, effective as of January 1, 2013, Mr. Barlow as President and Chief Operating Officer of the Company and President and Chief Executive Officer of the Bank.

(2)           Mr. Barlow, age 44, has served as Executive Vice President and Chief Operating Officer of the Company since November 2009, President and Chief Operating Officer of the Bank since February 2009 and as a member of the Boards of Directors of the Bank and the Company since February and March 2009, respectively. Previously, Mr. Barlow served as Executive Vice President and Area Manager for the Arkansas-Louisiana-Texas area commercial real estate operations of Regions Bank from August 2006 until February 2009. There are no arrangements or understandings between a director or executive officer of the Company or the Bank and Mr. Barlow pursuant to which he was named an executive officer of the Company and the Bank. No directors or executive officers of the Company or the Bank are related to Mr. Barlow by blood, marriage or adoption. Mr. Barlow has not engaged in any transactions since July 1, 2011 with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

(3)           On December 27, 2012, the Board of Directors of the Bank approved an amended and restated employment agreement with Mr. Barlow effective as of January 1, 2013, that amends and restates the employment agreement between Mr. Barlow and the Bank dated January 13, 2010.  Pursuant to the amended and restated employment agreement, Mr. Barlow will serve as President and Chief Executive Officer of the Bank for a term of three years commencing on January 1, 2013. On each annual anniversary date, the term of the employment agreement will be extended for an additional year unless the Bank or Mr. Barlow gives notice to the other party not to extend the employment agreement.  The employment agreement provides for an initial base salary of $193,950 per year, which may be increased at the discretion of the Board of Directors but may not be decreased during the term of the employment agreement without the prior written consent of Mr. Barlow.  In addition to other benefits generally available to employees of the Bank, Mr. Barlow will be provided with an automobile during the term of the employment agreement.

The employment agreement is terminable with or without cause by the Bank. The employment agreement provides that in the event of (y) termination of employment by the Bank other than for cause, disability, retirement or death, or (z) termination by Mr. Barlow for "good reason," as defined, in each case before or after a change in control, Mr. Barlow would be entitled to (1) an amount of cash severance which is equal to three times his average annual compensation and (2) continued participation in certain employee benefit plans of the Bank until the earlier of 36 months or the date the executive receives substantially similar benefits from full-time employment with another employer.  The employment agreement with the Bank provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Bank for federal income tax purposes.

On December 27, 2012, the Board of Directors of the Company also approved an employment agreement with Mr. Barlow to serve as President and Chief Operating Officer of the Company, effective as of January 1, 2013, which is on terms substantially similar to the amended and restated employment agreement with the Bank, except as follows.  The agreement with the Company provides that severance payments payable to Mr. Barlow by the Company shall include the amount by which the severance benefits payable by the Bank are reduced as a result of Section 280G of the Internal Revenue Code, if the parachute payments exceed 105% of three times the executive's "base amount" as defined in Section 280G of the Internal Revenue Code.  If the parachute payments are not more than 105% of the amount equal to three times the base amount, the severance benefits payable by the Company will be reduced so they do not constitute "parachute payments" under Section 280G of the Internal Revenue Code.  In addition, the agreement with the Company provides that the Company shall reimburse Mr. Barlow for any resulting excise taxes payable by him, plus such additional amount as may be necessary to compensate him for the payment of state and federal income, excise and other employment-related taxes on the excise tax reimbursement. Under the agreements with the Company and the Bank, Mr. Barlow's compensation, benefits and expenses will be paid by the Company and the Bank in the same proportion as the time and services actually expended by Mr. Barlow on behalf of each of the Company and the Bank.

The foregoing description is qualified in its entirety by reference to Mr. Barlow’s employment agreements with the Bank and the Company, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference thereto.

(d)           Not applicable.

(e)           On December 27, 2012, the Bank’s Board of Directors approved an amended and restated employment and transition agreement between Mr. Herndon and the Bank, effective January 1, 2013, which amended and restated the employment agreement entered into as of February 21, 2009. Pursuant to the amended and restated agreement, Mr. Herndon will serve as Executive Chairman of the Board of the Bank for a term of five years commencing on the effective date and will retire as of December 31, 2017.  The agreement provides for an initial base salary of $148,101 for the first three years and $100,000 per year commencing January 1, 2016 for the last two years.  In addition to other benefits generally available to employees of the Bank, the Bank also agreed to provide Mr. Herndon with an automobile during the term of the agreement.

The agreement is terminable with or without cause by the Bank. The agreement provides that in the event of (y) termination of employment by the Bank other than for cause, disability, retirement or death, or (z) termination by Mr. Herndon for “good reason,” as defined,  in each case before or after a change in control, Mr. Herndon would be entitled to (1) an amount of cash severance which is equal to three times his average annual compensation and (2) continued participation in certain employee benefit plans of the Bank until the earlier of 36 months or the date the executive receives substantially similar benefits from full-time employment with another employer.  The agreement with the Bank provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Bank for federal income tax purposes.

On December 27, 2012, the Company entered into an amended and restated employment and transition agreement with Mr. Herndon, effective January 1, 2013, to serve as Chairman of the Board and Chief Executive Officer of the Company for a term of three years, after which he will serve as Executive Chairman of the Board for a period of two years commencing January 1, 2016.  Otherwise, the agreement with the Company is on terms substantially similar to Mr. Herndon’s agreement with the Bank, except as follows.  The agreement provides that severance payments payable to Mr. Herndon by the Company shall include the amount by which the severance benefits payable by the Bank are reduced as a result of Section 280G of the Internal Revenue Code, if the parachute payments exceed 105% of three times the executive's “base amount” as defined in Section 280G of the Internal Revenue Code.  If the parachute payments are not more than 105% of the amount equal to three times the base amount, the severance benefits payable by the Company will be reduced so they do not constitute “parachute payments” under Section 280G of the Internal Revenue Code.  In addition, the agreement provides that the Company shall reimburse Mr. Herndon for any resulting excise taxes payable by him, plus such additional amount as may be necessary to compensate him for the payment of state and federal income, excise and other employment-related taxes on the excise tax reimbursement. Under the agreements with the Company and the Bank, Mr. Herndon’s compensation, benefits and expenses will be paid by the Company and the Bank in the same proportion as the time and services actually expended by the executive on behalf of each of the Company and the Bank.

The foregoing description is qualified in its entirety by reference to Mr. Herndon’s amended and restated employment and transition agreements with the Bank and the Company, copies of which are attached as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference thereto.

On December 27, 2012, the Boards of Directors of the Company and the Bank approved an employment and transition agreement between the Company, the Bank and Clyde D. Patterson, Executive Vice President and Chief Financial Officer, effective as of January 1, 2013. Pursuant to the agreement, Mr. Patterson will serve as Executive Vice President and Chief Financial Officer of the Company and the Bank for a term of up to two years, will thereafter serve on a part-time or consultant basis through December 31, 2017, and will retire as of December 31, 2017.  The agreement provides for initial base compensation of $117,362 for the first two years and $60,000 per year commencing on January 1, 2015. In addition to other benefits generally available for employees of the Bank, the Company and the Bank also agreed to provide Mr. Patterson with an automobile during the term of the agreement.

The agreement is terminable with or without cause by the Company and the Bank. The agreement provides that in the event of (y) termination of employment by the Company and the Bank other than for cause, disability, retirement or death, or (z) termination by Mr. Patterson for “good reason,” as defined, in each case before or after a change in control, Mr. Patterson would be entitled to (1) an amount of cash severance which is equal to two times the sum of his base compensation as of the date of termination if the date of termination is on or before December 31, 2014 and (2) if the date of termination is on or after January 1, 2015, the greater of the remaining base compensation under the agreement or $120,000. The agreement provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Company or the Bank for federal income tax purposes.

The foregoing description is qualified in its entirety by reference to Mr. Patterson’s employment and transition agreement with the Bank and the Company, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference thereto.

On December 27, 2012, the Bank entered into Supplemental Executive Retirement Agreements for the benefit of Messrs. Herndon and Patterson effective as of January 1, 2013. Under the terms of the agreements, after the target retirement date of December 31, 2017, Messrs. Herndon and Patterson will receive annual retirement benefits of $75,000 and $25,000, respectively, payable in equal annual installments of eight and ten years, respectively. In the event of retirement prior to December 31, 2017, with or without cause, Messrs. Herndon and Patterson would receive their accrued benefits through such date payable in a lump sum. In the event of death while in active service, the designated beneficiaries would receive a lump sum payment of the full retirement benefit. In the event of death after retirement, but before all payments have been made, any remaining benefits will be paid to the designated beneficiaries until all the annual installments have been paid. The retirement benefits are vesting ratably at 20% per year for five years beginning with the calendar year ended December 31, 2013.

The foregoing description is qualified in its entirety by reference to the Supplemental Executive Retirement Agreements between the Bank and each of Messrs. Herndon and Patterson, copies of which are attached as Exhibits 10.6 and 10.7, respectively, to the Current Report on Form 8-K and incorporated herein by reference thereto.

(f)           Not applicable.

Item 9.01           Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

            (d)           Exhibits

The following exhibits are included herewith.

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement between Home Federal Bank and James R. Barlow, dated as of December 27, 2012
10.2	Employment Agreement between Home Federal Bancorp, Inc. of Louisiana and James R. Barlow, dated as of December 27, 2012
10.3	Amended and Restated Employment and Transition Agreement between Home Federal Bank and Daniel R. Herndon, dated as of December 27, 2012
10.4	Amended and Restated Employment and Transition Agreement between Home Federal Bancorp, Inc. of Louisiana and Daniel R. Herndon, dated as of December 27, 2012
10.5	Employment and Transition Agreement between Home Federal Bancorp, Inc. of Louisiana, Home Federal Bank and Clyde D. Patterson, dated as of December 27, 2012
10.6	Supplemental Executive Retirement Agreement between Home Federal Bank and Daniel R. Herndon, dated as of December 27, 2012
10.7	Supplemental Executive Retirement Agreement between Home Federal Bank and Clyde D. Patterson, dated as of December 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

Date:	December 28, 2012	By:	/s/Daniel R. Herndon
Daniel R. Herndon
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement between Home Federal Bank and James R. Barlow, dated as of December 27, 2012
10.2	Employment Agreement between Home Federal Bancorp, Inc. of Louisiana and James R. Barlow, dated as of December 27, 2012
10.3	Amended and Restated Employment and Transition Agreement between Home Federal Bank and Daniel R. Herndon, dated as of December 27, 2012
10.4	Amended and Restated Employment and Transition Agreement between Home Federal Bancorp, Inc. of Louisiana and Daniel R. Herndon, dated as of December 27, 2012
10.5	Employment and Transition Agreement between Home Federal Bancorp, Inc. of Louisiana, Home Federal Bank and Clyde D. Patterson, dated as of December 27, 2012
10.6	Supplemental Executive Retirement Agreement between Home Federal Bank and Daniel R. Herndon, dated as of December 27, 2012
10.7	Supplemental Executive Retirement Agreement between Home Federal Bank and Clyde D. Patterson, dated as of December 27, 2012